Investor Presentation February 2021 Exhibit 99.2

Disclaimer This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding possible or assumed future results of operations, business strategies, development plans, regulatory activities, competitive position, potential growth opportunities, & the effects of competition are forward-looking statements. These statements involve known & unknown risks, uncertainties & other important factors that may cause actual results, performance or achievements of EverQuote, Inc. (“the Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expect,” “plan,” “project,” “estimate,” “guidance,” or “potential” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations & projections about future events & financial trends that it believes may affect the Company’s business, financial condition & results of operations. These forward-looking statements speak only as of the date of this presentation & are subject to a number of risks, uncertainties & assumptions, some of which cannot be predicted or quantified & some of which are beyond the Company’s control. The events & circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, & actual results could differ materially from those projected in the forward-looking statements, including as a result of: (1) the Company’s ability to attract & retain consumers & insurance providers using the Company’s marketplace; (2) the Company’s ability to maintain or increase the amount providers spend per quote request; (3) the effectiveness of the Company’s growth strategies & its ability to effectively manage growth; (4) the Company’s ability to maintain & build its brand; (5) the Company’s reliance on its third-party service providers; (6) the Company’s ability to develop new & enhanced products & services to attract & retain consumers & insurance providers& the Company’s ability to successfully monetize them; (7) the impact of competition in the Company’s industry & innovation by the Company’s competitors; (8) the Company’s expected use of proceeds from its initial public offering; & (9) developments regarding the insurance industry & the transition to online marketing; (10) the effects of the COVID-19 pandemic; & (11) as a result of the risks described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q & the other filings that the Company makes with the Securities & Exchange Commission from time to time. Moreover, new risk factors & uncertainties may emerge from time to time, & it is not possible for management to predict all risk factors & uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. The Company’s presentation also contains estimates, projections, & other information concerning the Company’s industry, the Company’s business & the markets for certain of the Company’s products & services, including data regarding the estimated size of those markets. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties & actual events or circumstances may differ materially from events & circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market & other data from reports, research surveys, studies & similar data prepared by market research firms & other third parties, from industry, general publications, & from government data & similar sources. The Company presents Adjusted EBITDA as a non-GAAP measure, which is not a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure is included in the Appendix to these slides.

Our vision Become the largest online source of insurance policies by using data and technology to make insurance simpler, more affordable and personalized, ultimately reducing cost and risk.

Key Investment Highlights Leading online insurance marketplace providing compelling benefits for consumers and insurance providers Track record of delivering strong growth and expanding adjusted EBITDA profitability; re-occurring revenue, asset-light model Insurance Marketplace $154bn in annual distribution and advertising spend in the early phases of shifting online provides multi-year secular tailwind Massive Market Opportunity Proprietary platforms built on highly integrated machine learning & data assets support rapid growth, drive network effects and create competitive moat Proprietary Tech & Data 100+ carriers and 8,500+ local agents coupled with Direct-to-Consumer (DTC) agency in life and health verticals Extensive Distribution Strong Financial Profile

* First year of revenue Founded* 2011 IPO June 28, 2018 EverQuote Company Snapshot LTM Revenue Growth 39% LTM Adjusted EBITDA Growth 120% Employees 450+ LTM Variable Marketing Margin Growth 48% Headquarters Cambridge, MA Auto Home & Renters Life Health Commercial Insurance Verticals Last Twelve Months (”LTM”) financial information as of December 31, 2020 with growth relative to the the twelve months ended December 31, 2019.

Large & Expanding TAM Total Digital Spending Growth: ~ 16% EVER Share: <10% Projected Annual Growth to 2024 Continued shift of consumer time spent online Continued shift of acquisition spend online Continued shift to digitization of insurance products & workflows Growth Drivers U.S. Insurance Market: Distribution & Ad Spend Total Market Growth: ~4% EVER Share: <1% Source: Stax Consulting, Inc., S&P Global Market Intelligence SNL Insurance Data, IIABA and Company estimates. EverQuote is not reaffirming this guidance as of the date of this presentation & makes no statement with respect to this guidance other than such guidance was provided by EverQuote as of February 22,,2021. $435.0mm1 EverQuote 2021 revenue guidance midpoint $154bn Total Market $16.7bn Total Advertising Spend $6.5bn Total Digital Spend

Compelling Model Benefits Both Consumers & Providers More Efficient Acquisition for Providers Large volume of high intent consumers Target based consumer attributes tied to ROI Consumers Save Time & Money Match & connect for multiple quotes Average Savings ~$600 per year1 Addresses the alignment challenges inherent in the fragmented insurance market Estimated average annual premium savings based on a countrywide survey in 2020 of EverQuote users that reported old & new premiums. Consumers Insurance Providers

Marketplace Arrival to Policy Sale Journey Gets Quotes / Buy Insurance Traffic Channels Matched with Providers Arrives at the Marketplace Marketplace Workflows Other includes organic search, direct-to-site, inbound calls,, social & other traffic sources.. Performance Marketing relates to managing traffic directed to owned and operated websites.. Display Email TV / Offline SEM Other1 Verified Partners EverQuote Agents Carriers Local Agents 1St Party - DTC Agency Health & Life Only 3rd Party - All Verticals Customer Acquisition Marketplace Distribution Performance Alignment Bidding EQ monetizes on commission; LTV relationship with consumer EQ monetizes on the referral to carriers and third-party agents Performance Marketing2 (Owned & Operated) Verified Partner Network (3rd Party) Traffic Platforms

Multiple Initiatives to Enhance the Consumer Experience Deep integrations with ~ 97% of carrier partners1 Create more streamlined shopping experience Deep Integrations Significant tech investment to personalize workflows Reduce friction & enhance conversion More Personalized Marketplace Workflows Insurance Bundling Bundled offerings across verticals Save time & money for consumers DTC Agency Experiences Offered in Life & Heath verticals Offer more personalized & consultative approach to educate consumers Opportunity to improve monetization & build lifetime relationship with consumers 1. .Based on carrier partners with direct representation on the platform.

100+ carriers available via the marketplace1 19 of 20 top auto insurance carriers1 8,500+ 3rd party local agents ~ 97% of carriers have “deep” technology integrations2 Distribution Strength of our Marketplace Based on Company data & representative of the insurance provider partners on the platform as of December 31, 2020 Based on carrier partners with direct representation on the platform. deep integration metric as of February 22, 2021.

Multi-Vertical Marketplace Data Platform (Growing Data Assets, Rapid Data Onboarding, Rich Analytics Tools) Growing Data & Tech Assets Strengthen Competitive Moat Diverse Customer Acquisition Broad Distribution with Carriers & 3rd Party Agents; 1st Party EQ Agents in Life & Health Proprietary Platforms Built on Highly Integrated Machine Learning and Data Assets Support Growth of all Marketplace Verticals Property & Casualty (Auto, Home, Commercial) Multi-Channel Automated Bidding Minimize Cost per Acquisition Marketing Platforms Personalized User Experiences Maximize Conversion Rates Consumer Platforms Consumer Alignment Algorithms Maximize Bind Rates Distribution Platforms Enterprise & Agency Campaign Management Maximize Value per Acquisition B2B Platforms ML Platforms (Automated Selection, Prediction & Anomaly Detection) Life & Health Traffic Sources Other includes organic search, direct-to-site, inbound calls, social & other traffic sources.. . Display Email TV / Offline SEM Other1 Verified Partners

Multiple Levers Driving Future Growth Attract More Consumers Leverage Secular Shift Online Increase Provider Coverage & Budget Deepen Consumer & Provider Engagement Expand Non-Auto Verticals

Financial Overview

Note: Adjusted EBITDA is a non-GAAP metric, refer to financial reconciliation for additional detail. Highlights on Full Year 2020 Revenue increased 39% YoY to $346.9 mm* 39% Revenue from Non-Auto Verticals Increased 74% YoY 74% VMM increased 48% YoY to $108.6mm* Achieved Adjusted EBITDA of $18.4mm, up from $8.3mm in CY19* * CY2020 Results significantly exceeded initial guidance range provided in February 2020 Launched DTC Agency offerings/ acquired Crosspointe Insurance Advisors 48% Increased Adjusted EBITDA Margin by 195 basis points YoY, to 5.3% +195 bps

Revenue ($mm) 29% CAGR 2015-2020 Track Record of Strong Growth Track Record of Strong Growth 32% Q4’20 YoY Growth

Delivering Incremental Variable Marketing Margin 36% CAGR 2015-2020 Variable Marketing Margin ($mm) Beginning in the first quarter of 2019, we revised our definition of variable marketing margin, or VMM.  The VMM displayed above reflects our revised definition of VMM for all years presented. Refer to Key Metrics Definitions in the Appendix for a definition of VMM. 46% Q4’20 YoY Growth Variable Marketing Margin %

Non-auto verticals include our home & renters, life, heath & commercial insurance verticals. Rapid Expansion into New Verticals with Scalable Model Revenue from Non-Auto Verticals ($mm) Traffic leverage: Target advertising opportunities leveraging expertise & technology Sales leverage: Ability to cross-sell traffic to existing customers 112% CAGR 2016-2020 55% YoY Growth Non-Auto Verticals Home & Renters Life Health Commercial

Driving Growth & Profitability Adjusted EBITDA ($mm) Note: Adjusted EBITDA is a non-GAAP metrics, refer to financial reconciliation for additional detail. 2018 2018

NASDAQ: EVER

Appendix

Key Metrics Definitions Quote Requests Quote requests are consumer-submitted website forms that contain the data required to provide an insurance quote, quote requests we receive through offline channels such as telephone calls, & quote requests submitted directly to third-party partners. As we attract more consumers to our platform & they complete quote requests, we are able to refer them to our insurance provider customers, selling more referrals while also collecting data, which we use to improve user experience, conversion rates & consumer satisfaction. Variable Marketing Margin We define variable marketing margin, or VMM, as revenue, as reported in our consolidated statements of operations and comprehensive income (loss), less advertising costs (a component of sales and marketing expense, as reported in our statements of operations and comprehensive income (loss)). We use VMM to measure the efficiency of individual advertising and consumer acquisition sources and to make trade-off decisions to manage our return on advertising. We do not use VMM as a measure of profitability. Adjusted EBITDA We define Adjusted EBITDA as net income (loss), adjusted to exclude: stock-based compensation expense, depreciation and amortization expense, acquisition-related costs, legal settlement expense, interest income and the provision for (benefit from) income taxes. We monitor & present Adjusted EBITDA because it is a key measure used by our management & board of directors to understand & evaluate our operating performance, to establish budgets & to develop operational goals for managing our business.

Reconciliation of Adjusted EBITDA Three Months Ended 12 Months Ended December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019 December 31, 2018 Net income (loss) ($3,768) ($3,184) ($2,808) ($1,442) ($934) ($11,202) ($7,117) ($13,791) Stock-based compensation $6,189 $7,200 $6,250 $4,540 $3,464 $24,179 $12,721 $7,121 Depreciation & amortization $1,176 $731 $594 $849 $593 $3,350 $2,186 $1,341 Legal settlement - - - $1,227 $1,227 - Acquisition-related costs/ earnout $1,778 $480 - - - $2,258 - - Interest (income) expense, net (13) ($18) ($47) ($111) ($133) (189) ($669) ($121) Adjusted EBITDA $5,362 $5,209 $3,989 $3,836 $4,217 $18,396 $8,348 ($5,450) ($ in Thousands)